                            SUBORDINATED PROMISSORY NOTE

                                                               August 25, 1998


          For value received, the undersigned, COMMUNICATION TELESYSTEMS INTERNATIONAL, d.b.a. WorldxChange Communications, a California corporation (the "Maker"), whose address is 9999 Willow Creek Road, San Diego, CA 92131, hereby promises to pay to the order of GERARD KLAUER MATTISON & CO., INC., (the "Holder"), at such place as the Holder may from time to time designate in writing, the principal sum of Twenty Million Dollars and No Cents ($20,000,000.00) on November 30, 2000. The Maker also promises to pay simple interest on the unpaid principal balance hereof from the date hereof until paid in full at a rate per annum equal to twelve and one-half percent (12 1/2%). Interest on this Note shall be payable quarterly in arrears commencing on November 25, 1998. Any payment of interest under this Note not paid by its respective due date shall accrue interest at a rate per annum of twelve and one-half percent (12 1/2%) for so long as such interest payment shall remain unpaid. If any payment of interest under this note is not paid on or before the tenth day after its respective due date, then the Maker shall promptly pay, and there shall be due and owing as of such tenth day, to the Holder the amount of $10,000.00; which amount is agreed by the Holder and the Maker to be liquidated damages to the Holder for such late payment and not a penalty.

          In the event that the Maker shall close a private placement or public offering of its Common Stock (an "Equity Offering"), the Holder shall have the right (the "Call Right") to require the Maker to use up to an amount equal to nine and one-tenth percent (9.1%) of the net proceeds received by the Maker from the Equity Offering to repay any accrued but unpaid interest and any unpaid principal balance under this Note; provided, however, the Holder shall have, within ten business days from receipt of a written notice by the Maker of a proposed Equity Offering, notified the Maker in writing of the exercise of its Call Right with respect to such proposed Equity Offering. The Maker shall provide the Holder with reasonable written notice of any proposed Equity Offering.

          The Maker covenants to deliver to the Holder on or before the date such items are required to be delivered to the Senior Lender (as defined herein)
(i) quarterly financial statements of the Maker, and (ii) annual audited financial statements of the Maker; provided, however, that if and when the Maker is an issuer of a security registered pursuant to Section 12 of the Securities Exchange Act of 1934, Maker shall deliver such quarterly and annual financial statements to the Holder on or before the date such financial statements are required to be filed with Securities and Exchange Commission. The quarterly financial statements described herein shall be delivered to the Holder along with a certificate of the chief financial officer of the Maker certifying that such quarterly financial statements are true and correct copies of the financial statements of the Maker. The annual financial statements of the Maker delivered to the Holder pursuant to this paragraph shall be audited by independent certified public accountants reasonably acceptable to the Senior Lender (as defined herein) and certified, without any qualifications, by such accountants to have been prepared in accordance with generally accepted accounting
principles.   The quarterly and annual financial statements delivered by the
Maker to

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the Holder shall be in form and substance the same quarterly and annual financial statements provided to the Senior Lender (as defined herein).

          All amounts payable hereunder are payable in lawful money of the United States of America.

          If this Note is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in bankruptcy, receivership, reorganization, or other judicial proceedings for the establishment or collection of any amount hereunder, or any amount payable or to be payable hereunder is collected through any such proceedings, the Maker agrees to pay attorneys' fees and collection fees incurred by the Holder.

          The occurrence of any of the following events shall constitute an event of default ("Event of Default") under this Note: (a) failure of the Maker to pay any principal under this Note when due; (b) failure of the Maker to pay any interest or other amount due under this Note when due and such default continues for a period of five days after written notice by Holder; or (c) failure of the Maker to perform or observe any other term, covenant or agreement to be performed or observed by it pursuant to this Note and such default of breach continues for a period of 10 days after written notice by Holder; or (d) any proceedings for liquidation or dissolution of the Maker shall have been commenced by the Maker or any order, judgement or decree shall be entered against the Maker decreeing the dissolution or split-up of the Maker; or (e) (i) court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Maker in an involuntary case under Title 11 of the United States Code entitled "Bankruptcy" (as now and hereinafter in effect, or any successor thereto, the "Bankruptcy Code") or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against the Maker under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Maker or over all or a substantial part of its property shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of the Maker for all or a substantial part of its property shall have occurred; and, in the case of any event described in this clause (ii), such event shall have continued for 60 days unless dismissed, bonded or discharged; or (f) an order for relief shall be entered with respect to the Maker or the Maker shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the Maker shall make an assignment for the benefit of creditors; or the Maker shall be unable or fail, or shall admit in writing its inability, to pay its debts as such debts become due.

          Upon the occurrence of any Event of Default specified in (e) or (f) of the preceding paragraph, the principal amount of this Note together with accrued interest thereon shall become immediately due and payable, without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Maker). Upon

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the occurrence and during the continuance of any other Event of Default, Holder may, by written notice to the Maker, declare the principal amount of this Note together with accrued interest thereon to be due and payable, and the principal amount of this Note together with such interest shall thereupon immediately become due and payable without presentment, further notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Maker).

          Except as otherwise provided herein, the Maker hereby waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, bringing of suit and diligence in taking any action to collect amounts called for hereunder; and the Maker shall be liable for the payment of all amounts owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder.

          Failure by the Holder to exercise any of the rights or remedies set forth herein shall not constitute a waiver of the right to exercise the same or any other right or remedy at any subsequent time with respect to the same or any other event. The acceptance by the Holder of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a wavier of the right to exercise any rights or remedies at that time or at any subsequent time, or nullify any prior exercise of any right or remedy without the express written consent of the Holder.

          It is expressly stipulated and agreed to be the intent of the Maker and the Holder to at all times comply with the applicable law now or hereafter governing the interest payable on this Note or the indebtedness evidenced hereby. If the applicable law as it is now or as it may be revised, repealed or judicially interpreted renders usurious any amount called for under this Note, or contracted for, charged, taken, reserved or received without respect to the indebtedness evidenced by this Note, or if any prepayment by the Maker results in the Maker having paid any Interest in excess of that permitted by applicable law, then it is the Maker's and the Holders express intent that all excess amounts therefore collected by the Holder be credited on the principal balance of this Note (or, if this Note has been paid in full, refunded to the Maker), and the provisions of this Note shall immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

          This Note is and shall be deemed to be a contract entered into and made pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York without regard to choice of law principles. The Maker hereby agrees that the venue of any legal action or proceeding with respect to this Note and the rights and obligations of the parties hereto shall lie in any state or federal court in the State of New York. The Maker further consents to and hereby submits itself to the jurisdiction of the above-mentioned courts situated in the State of New York.

          All advances made by the Holder and all repayments of the principal thereof shall be recorded by the Holder; PROVIDED that the failure of the Holder to make any such recordation or endorsement shall not affect the obligations of the Maker to hereunder.


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

          This Note shall be subordinated to all present and future secured debt of the Maker to Foothill Capital Corporation ("Foothill") or such other single secured lender (or indenture trustee) to the Maker, which may from time to time replace Foothill, in the event that Foothill ceases to be a secured lender senior to the Holder (in either case, the "Senior Lender"); provided, however, that the syndication by Foothill or such other single secured lender of the secured debt of the Maker to one or more financial institutions or investors shall not affect such single secured lender's (or indenture trustee's) status as a Senior Lender or the subordination of this Note to such secured debt of the Maker to the Senior Lender. Upon the Maker's request, Holder shall execute a subordination agreement: (i) in the exact form of that certain Intercreditor Agreement between the Holder and Foothill of even date herewith; or (ii) if the Maker requests an alternative form, then in a form and substance reasonably acceptable to the Holder and the Senior Lender providing that the debt hereunder is subordinated in right of payment to such secured debt, and requiring Holder to standstill in the exercise of its remedies prior to the exercise of remedies of the holders of secured debt, such standstill to be on terms reasonably acceptable to Holder and the holders or perspective holders of such secured debt. This Note may be prepaid by the Maker at any time, in whole or part, without penalty.

          This Note is secured by that certain Security Agreement, dated as of the date hereof, by and among Maker and Holder.

          [Remainder of Page Intentionally Left Blank]


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

          All notices and other communications required or permitted to be made to the Maker hereunder shall be made in writing and will be deemed delivered when received by the Maker by messenger, telex, telecopier or mail at the following address or such other address as the Maker may notify the Holder in writing from time to time:

               Communication TeleSystems International
               9999 Willow Creek Road
               San Diego, CA 92131
               Attn:  Legal Department
               Facsimile: (619) 452-3780

          The terms of this Note shall be binding upon and inure to the benefit of the successors and assigns of the Maker and the Holder. This Note and the related documents executed in connection herewith constitute the complete and exclusive statement of the understandings between the parties and supersedes all proposals and prior agreements (oral or written) between the parties relating to the subject matter of this transaction, and may only be amended by agreement in writing and subscribed to by an authorized representative of the Maker.

          This Note may be assigned by the Holder upon written notice to the Maker.

                                   COMMUNICATION TELESYSTEMS
                                   INTERNATIONAL,  D.B.A.
                                   WORLDxCHANGE COMMUNICATIONS



                                   By:    /s/ Rosalind Abbott
                                         -----------------------------
                                   Name: Rosalind Abbott
                                   Title:   Secretary


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

                                   Note (Cont'd)

                           LOAN AND PAYMENTS OF PRINCIPAL

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      Date         Amount of         Amount of         Amount of      Maturity      Notation
                     Loan             Interest         Principal        Date         Made By
                                        Paid            Repaid
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

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